SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


             TEXAS                                        74-2157138
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  (State or other Jurisdiction                        (I.R.S. Employer
of incorporation or organization)                     Identification No.)


 1200 SAN BERNARDO, LAREDO, TEXAS                         78040-1359
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     (Address of principal                                (ZIP Code)
       executive offices)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
                       ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

      On March 20, 2000, International Bancshares Corporation issued a news release announcing the declaration of a sixty-cent per share for all holders of Common Stock, $1.00 par value, of record on March 31, 2000 said cash dividend to be payable on April 14, 2000. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated March 20, 2000.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL BANCSHARES CORPORATION
                                   (Registrant)


                                   By: /s/ DENNIS E. NIXON
                                       ------------------------------
                                       DENNIS E. NIXON, President,
                                       and Chief Executive Officer

Date: March 20, 2000


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
                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE
NUMBER                          DESCRIPTION                         NUMBER
-------                         -----------                         ------
99                    News Release of International                    5
                      Bancshares Corporation dated March
                      20, 2000.

                                       4